Other Long-Term Assets - Schedule of Other Long-Term Assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Disclosure Of Other Non current Assets [Abstract]
Intangible assets	$ 3,036	$ 3,419
Debt issue costs—Revolving Facility	5,202	5,154
Other	5,004	6,875
Total other long-term assets	$ 13,242	$ 15,448